U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                          AMENDMENT NO. 2 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 25, 2001



                            Cole Computer Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                           0-23819                         76-547762
 (state  of                 (Commission  File  Number)            (IRS  Employer
incorporation)                                                     I.D.  Number)



                            1005 Metropolitan Avenue
                            Oklahoma City, OK 73128
                                 (405) 491-7300
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address if changed since last report)



Item  4.  Changes  in  Registrant's  Certifying  Accountant

(a) At the annual shareholders meeting held on August 25, 2001, the shareholders of Cole Computer elected not to engage the firm of Malone & Bailey, PLLC, as Cole Computer's independent public accountants for the remainder of the year ended December 31, 2001. Cole Computer Corp and Malone & Bailey agreed that Malone & Bailey would serve as accountants for Cole Computer through August 31, 2001. This decision was based upon the economics of utilizing a public accounting firm located in the Oklahoma City area, as compared to the cost associated with utilizing Malone & Bailey, located in Houston, Texas, for professional services. Therefore, Malone & Bailey, PLLC was dismissed.

     Malone & Bailey, PLLC reports on the financial statements of Cole Computer as of and for the years ended December 31, 2000 and 1999 neither contained an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     From January 1, 1999, to December 31, 2000, and for the interim, quarterly periods ended March 31, 2001 and June 30, 2001, and from July 1, 2001 through August 31, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Malone & Bailey, PLLC. as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, Malone & Bailey, PLLC has not advised Cole Computer of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Malone & Bailey, PLLC to no longer rely on management's representations, or that would cause Malone & Bailey, PLLC to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of Malone & Bailey, PLLC or otherwise, not to the expand the scope of its audit or conduct further investigation; and (v) any information that has come to the attention of Malone & Bailey, PLLC that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) At the annual shareholders meeting held on August 25, 2001, the board of directors of Cole Computer Corporation engaged the accounting firm of Hogan & Slovacek, PC, as principal accounts of Cole Computer Corporation effective September 1, 2001, for the interim, quarterly period ended September 30, 2001, and the annual accounting period ended December 31, 2001.

Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  EXHIBITS

     16.1 Letter regarding change in certifying accountant from Malone & Bailey, PLLC to the Securities Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August  31,  2001                     Cole  Computer  Corporation



                                             By:/s/John  L.  Ruth
                                                --------------------------------

                                                 John  L.  Ruth
                                                 President  and  Director







                      [Letterhead of Malone & Bailey, PLLC]


June 24, 2002




Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Cole Computer Corporation, dated August 31, 2001.

                                         /s/Malone  &  Bailey,  PLLC
                                         ---------------------------------------
                                         Malone  &  Bailey,  PLLC



Houston,  Texas
August  31,  2001 (as filed)









                                                                    Exhibit 16.1